                              SOURCE CAPITAL, INC.

                                      1995
                                 ANNUAL REPORT
                         FOR THE YEAR ENDED DECEMBER 31

--------------------------------------------------------------------------------
                              SOURCE CAPITAL, INC.

       DIRECTORS                                                        COUNSEL

       Wesley E. Bellwood                                               O'Melveny & Myers
       George H. Michaelis                                              Los Angeles, California
       David Rees
       Lawrence J. Sheehan
       Charles W. Stanton
       Kenneth L. Trefftzs                                              INDEPENDENT AUDITORS
                                                                        Ernst & Young LLP
                                                                        Los Angeles, California

       OFFICERS

       George H. Michaelis, President
       Christopher Linden, Senior Vice President                        TRANSFER AND SHAREHOLDER
       Eric S. Ende, Vice President                                     SERVICE AGENT
       Julio J. de Puzo, Jr., Treasurer                                 Chemical Mellon Shareholder Services, L.L.C.
       Sherry Sasaki, Secretary                                         P.O. Box 590
       Christopher H. Thomas, Assistant Treasurer                       Ridgefield Park, NJ 07660
                                                                        (800) 279-1241 or (212) 613-7427


       INVESTMENT ADVISER

       First Pacific Advisors, Inc.                                     REGISTRAR
       11400 West Olympic Blvd., Suite 1200                             Chemical Mellon Shareholder Srvices, L.L.C.
       Los Angeles, California 90064                                    Ridgefield Park, New Jersey



       CUSTODIAN                                                        STOCK EXCHANGE LISTING

       State Street Bank and Trust Company                              New York Stock Exchange:
       Boston, Massachusetts                                            Symbols:  SOR Common Stock
                                                                                  SOR+ Preferred Stock

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

                         SUMMARY FINANCIAL INFORMATION

                                                                  For the year ended December 31,
                                                          ------------------------------------------------
                                                                   1995                      1994
                                                          ----------------------    ----------------------
                                                             Total         Per         Total         Per
                                                              Net         Common        Net         Common
                                                             Assets       Share        Assets       Share
                                                          ------------    ------    ------------    ------
Beginning of year.......................................  $329,426,748    $38.52    $330,465,376    $41.85
Net gain (loss) on investments, realized and
  unrealized............................................    49,082,213     6.84       (4,469,144)    (0.67)
Income available to Common shareholders.................     5,900,899     0.82        6,370,570      0.93
Regular distributions to Common shareholders............   (25,881,498)   (3.60 )    (24,685,152)    (3.60)
Proceeds from shares issued for distributions reinvested
  by Common shareholders................................     3,558,442       --        5,066,558      0.01
Proceeds from shares issued pursuant to
  Common Subscription Offer.............................            --       --       16,678,540        --
                                                          ------------    ------    ------------    ------
       Net changes during year..........................  $ 32,660,056    $4.06     $ (1,038,628)   $(3.33)
                                                          ------------    ------    ------------    ------
End of year.............................................  $362,086,804    $42.58    $329,426,748    $38.52
                                                          ============    ======    ============    ======
Common market price per share...........................     41 7/8                        37
Common market discount from net asset value.............       1.7%                      3.9%
Preferred asset coverage................................       669%                      608%
Preferred liquidation preference per share..............    $ 27.50                   $ 27.50
Preferred market price per share........................     28 1/2                    26 5/8

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $362,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,232,110 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 15 subsequent increases to the current rate of $3.60. Maintenance of the current $3.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $36.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  The last year, 1995, has proven to be a record breaking year as far as the financial markets are concerned. The stock market, as measured by the Standard & Poor's 500 Stock Index (S&P 500), returned 37.5%, the largest return in the past thirty-seven years! Higher calendar year results have been achieved on only five occasions in the past seventy years covered by the Ibbotson data on the financial markets. On four of those five occasions -- 1933, 1935, 1954, and 1958 -- stock prices were rebounding from depression or recession induced declines in the preceding years. That was hardly the case in 1995. In fact, the current advance from the lows of late 1990 has now proceeded for over five years gaining more than 100% as measured by the S&P 500 without an intervening decline of 10%. This is an experience without precedent in U.S. stock market history.

  Last year we wrote that "while we believe that short-term rates may rise further in coming months, we doubt that intermediate and long rates will experience anything like the record rise experienced in 1994." Events have proven that assessment off the mark as short-term rates did not rise further. However, it was not until July that the Federal Reserve initiated its modest initial 1/4 point easing in the Fed Funds rate, and even today this rate is only 1/2 point lower than it was one year ago. Long-term rates, in contrast, have fallen sharply and last year's 19.2% bond market return as measured by the Lehman Brothers Government/Corporate Bond Index marks it as the third best year (after 1982 and 1985) since at least the 1930s. Nevertheless, the stubbornly high level of short-term rates, and the resulting flattening of the yield curve held returns on intermediate maturities to somewhat lower levels.

  While 1995's very accommodating financial market environment as described above certainly permitted Source Capital to achieve investment returns well above our long-term expectations, results did not keep pace with the record gains of the broad market averages.

1995 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $362,086,804 at December 31, 1995. After providing for Preferred Stock equity, Common equity amounted to $307,933,474 or $42.58 of net asset value per Common share. This compared with total net assets of $329,426,748, Common equity of $275,273,418 and net asset value per Common share of $38.52 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $30,607,607. As a result, Source Capital achieved a total investment return during 1995 of 20.7% on its Common net asset value (18.7% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

  The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. Results for 1995 are presented on the first line, followed by each of the prior eighteen years with the results for the cumulative nineteen years at the bottom. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions at net asset value.

NET INVESTMENT INCOME

  While net investment income declined again last year, we did experience a meaningful increase in the fourth quarter. More significant is the gradually changing composition of investment income. Dividends are becoming a larger proportion of total investment income, and thus steady dividend increases from our stock investments will begin to offset the fluctuations in interest rates. Last year

------------------------------------------------------------------------------------------------------------------

                                                                                       FIXED-INCOME INDICES
                             SOURCE CAPITAL           STOCK MARKET INDICES       ---------------------------------
                         -----------------------     -----------------------                             TREASURY
                           TOTAL        COMMON         S & P                       LEHMAN BROTHERS         BILL
       PERIOD            NET ASSETS     EQUITY          500          DJIA        GOVT/CORP BOND INDEX     YIELDS
---------------------    ----------   ----------     ----------   ----------     --------------------   ----------
        1995              +   18.7%    +   20.7%      +   37.5%    +   36.9%            + 19.2            +  5.7%
        1994              +    2.0     +    0.6       +    1.3     +    5.0             -  3.5            +  4.2
        1993              +    6.7     +    6.3       +   10.0     +   17.0             + 11.0            +  3.1
        1992              +   12.5     +   13.3       +    7.7     +    7.4             +  7.6            +  3.6
        1991              +   19.7     +   22.2       +   30.6     +   24.3             + 16.1            +  5.8
        1990              -    1.2     -    3.2       -    3.1     -    0.5             +  8.3            +  7.8
        1989              +   21.1     +   23.9       +   31.7     +   32.3             + 14.2            +  8.2
        1988              +   15.2     +   16.8       +   16.6     +   16.2             +  7.6            +  6.2
        1987              +    3.0     +    1.7       +    5.3     +    5.6             +  2.3            +  5.9
        1986              +   12.8     +   13.9       +   18.7     +   27.3             + 15.6            +  6.0
        1985              +   24.2     +   28.5       +   31.8     +   33.7             + 21.3            +  7.5
        1984              +   11.9     +   12.8       +    6.3     +    1.4             + 15.0            +  9.6
        1983              +   18.4     +   21.3       +   22.6     +   26.1             +  8.0            +  8.6
        1982              +   21.6     +   26.1       +   21.5     +   27.2             + 31.1            + 10.7
        1981              +   14.2     +   16.0       -    5.3     -    3.7             +  7.3            + 14.1
        1980              +   19.2     +   23.1       +   32.4     +   22.2             +  3.0            + 11.6
        1979              +   26.6     +   35.0       +   18.7     +   10.7             +  2.3            + 10.3
        1978              +   16.1     +   19.7       +    6.4     +    2.8             +  1.2            +  7.2
        1977              +   13.0     +   15.1       -    7.2     -   12.9             +  3.0            +  5.4
 Cumulative 19 years      + 1160.3     + 1607.6       + 1129.3     + 1071.0             +484.3            +289.0
   Annual Compound
   Rate of Return         +   14.3     +   16.1       +   14.1     +   13.8             +  9.7            +  7.4

------------------------------------------------------------------------------------------------------------------

dividend income accounted for over 38% of gross income, up from less than 25% as recently as 1991. While we invest in stocks for total return, of which dividend income is only one element, and own a number of stocks which currently pay no dividend, rising dividends are one reflection of a successful equity investment portfolio. The recently increased dividends from just Marsh & McLennan and Bandag (10.3% and 12.5% respectively) will add over $70,000 annually to our net investment income, which totaled $2,853,208 and $10,627,007 for the fourth quarter and full year of 1995, compared with $2,659,801 and $11,096,679 in the prior year. After providing for Preferred dividends, net investment income per Common share totaled $0.23 and $0.82 for the fourth quarter and full year, respectively, compared with $0.21 and $0.93 earned in the corresponding periods of 1994.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  The distribution rate on Source Capital Common Stock has been maintained at the $3.60 annual rate which has been in effect since June 1989. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 20 years ago, continuing growth in net asset value has led to 15 increases in the distribution rate totaling 157%. This growth was achieved despite payments to shareholders in excess of net investment income of $233,712,523 or $37.26 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $3.60 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $36.00.

  Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1995, and these sales have resulted in the realization of significant net capital gains. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) which promise better long-term investment returns.

  As a result of these changes, the Company realized $22,435,045 in net capital gains in 1995. Payments to Common shareholders during 1995 were sufficient to distribute these realized gains. Thus, the Company did not retain any gains in 1995, and IRS Form 2439 will not be required. More detailed tax information is presented on page 11.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished. The experience of the past year clearly illustrates the positive side of this phenomenon as the 3.9% market discount from net asset value at 12/31/94 decreased to a 1.7% discount one year later, and shareholder returns benefited accordingly. The following table presents 1995 market returns for both Common and Preferred shareholders:

                               Common      Preferred
                                Stock        Stock
                               -------     ---------
Change in Market Value:
     NYSE Closing Price
          - 12/31/95           $41.875      $28.500
     NYSE Closing Price
          - 12/31/94            37.000       26.625
                               -------      -------
     Net Change in 1995        $ 4.875      $ 1.875
Distributions in 1995            3.600        2.400
                               -------      -------
Total Return - Amount          $ 8.475      $ 4.275
Total Return - Percent           22.9%        16.1%

  Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 23.4% during 1995 as they benefited from appreciation of shares acquired with their distributions. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during the 19 years since inception experienced a cumulative total return of 2,252.0% amounting to 18.1% per year.

COMMENTARY

  It is nothing short of ironic to acknowledge that 1995, a year in which Source Capital's total investment return exceeded 20%, has proven to be the most frustrating of my investment career. A year ago we contrasted the investment experience in the first half of the 1990s with that of the decade of the 1980s, showing how it was the collapse of inflation in the 1980s that permitted a 65% increase in operating earnings during that decade to be leveraged into a 3 1/4 fold gain in stock prices. This dynamic was contrasted with the experience of the 1990-1994 period during which stock prices gained 30% rising in tandem with the 31% gain in operating earnings. Observing that "current inflation has in all likelihood reached a cyclical low at a level no lower than the last cyclical low in 1986," we concluded that having stabilized inflation at a moderate and sustainable rate, stock prices would ultimately parallel the long-term trend in earnings growth and thus the moderated returns experienced in 1990-1994 were "indicative of a new reality, and not some deviation from higher expectations."

  By mid-year, it was evident that in the short-run events were deviating from our neatly articulated expectations. The essence of our view was that in the absence of further sustainable declines in inflation, which we did not foresee, stock prices would be unable to rise faster than earnings over any extended period. However, even as we were writing last year's Annual Report Commentary, the cyclical peak in inflationary pressures was passing. GDP growth in the U.S. has decelerated significantly this year and slower growth is now evident in Europe as well. While unemployment has remained near cyclical lows all year, income security is very low under continuing pressure from layoffs which have spread from the corporate to the public sector. This insecurity, combined with high consumer debt levels, has restrained consumer spending and produced exceptionally competitive end-market conditions. Despite stubbornly high commodity prices, inflationary pressures have eased all year and conditions conducive to a sustainable uptick in the rate of inflation seem to lie at least several years in the future.

  In short, the Fed's preemptive increase in short-term interest rates in 1994 has not only averted a typical late cycle acceleration in inflation, but appears to be engineering a further secular reduction in inflation. This significant lowering of inflationary prospects has been reflected in the 200 basis point reduction in long-term government bond yields. This decline in long rates from 8% to 6% achieved last year has fully reversed the sharp rise which accompanied 1994's Fed tightening of short rates, and has been achieved thus far with only two modest 25 basis point drops in the Fed Funds rate. Clearly short rates have the potential to fall further in the context of continued weak economic growth. However, whether long-term rates can follow short rates much lower -- a likely possibility in the context of current 2% inflation -- will be more affected by whether resolution of the current budget confrontation produces a credible long-term solution to this country's structural budget imbalance or simply another political figleaf behind which each side can hide their respective shortcomings.

  Last year's 37.5% stock market return represented the largest annual gain in more than three decades surpassing 1975's 37.3% return. Prior to that, one is forced back to 1958's 43.4% return. These two prior years of extraordinary returns occurred as stock prices discounted the impending recovery from deep recessions. Both record years, but particularly 1975, represented rebounds from sharp prior year declines. Neither condition applied in 1995. The last recession bottomed well over four years ago and while 1994's 1.3% stock market return was below average, there has not been a meaningful decline in stock prices since the third quarter of 1990 -- well over five years ago! It is these two factors which make last year's record stock market such a unique development.

  As should be evident from our earlier discussion, we attribute this record performance primarily to the lowering of inflationary expectations over the past year and the significant decline in long rates which has accompanied this change. However, last year's record gains would not have been achieved without the continued expansion of corporate profits. Operating earnings for the S&P 500 rose approximately 19% to an estimated $38.50 in 1995.

  While earnings generally outpaced expectations through the first half of the last year, the slowing pace of economic activity is beginning to pressure profits. The cyclical recovery in profits since the 1991 trough has seen S&P 500 profit margins rebound from the write-off impacted postwar lows of 1991 back to levels last achieved in the mid-1960s. The quality of this profit recovery has been greatly enhanced by the continued easing in inflationary demands upon corporate cash flow thereby releasing funds for capital spending, dividends and stock repurchase. However, at this point it seems prudent to assume that the easy earnings advances for this cycle are over for most companies. Thus, even if the good news on inflation continues and leads to further easing in interest rates, we believe stock prices will become increasingly sensitive to profit performance. Such concerns about the vulnerability of future earnings are being reflected in the valuation structure of the market which has accorded increasing valuations to stocks deemed insensitive to economic activity such as pharmaceuticals, foods, drug retailers, and consumer growth icons such as Coca-Cola and McDonald's. In contrast, cyclicals and other stocks with above-average earnings deemed vulnerable to weakening economic conditions have experienced declining valuations.

  With the foregoing discussion as a review of the record-breaking market performance of 1995 and an assessment of the current financial market environment, it is appropriate to shift our focus to an updated assessment of some of Source Capital's principal portfolio holdings, in particular, several which underperformed last year's market and thereby contributed to the year's below market investment return. Four years ago we wrote "the fact that some of our long-term holdings do not appreciate in line with the market during any particular calendar year is not automatically a cause for concern. In the short-run, great companies can be very poor investments and bad companies can be very good investments. However, the long run is simply a sequence of 'short runs' and equity markets are a discounting mechanism for future expectations. Despite all the 'noise' of volatile, emotionally driven short-term price swings, in the long run stock prices are 'right' and do reflect underlying economic reality. Thus, the long-term investor who casually dismisses adverse interim stock action as irrelevant or as an automatic signal to buy more does so at his own risk."

  Our largest investment, Marsh & McLennan, is the world's leading insurance broker which now gets close to 45% of profits from its benefits consulting business and Putnam, its investment management business. Marsh's insurance business consists of advising its large corporate clients on their worldwide insurance needs and securing insurance to meet those needs in exchange for fees and commissions. Marsh assumes no insurance risk but its business is very much influenced by the level and direction of insurance rates. Rising rates indicating a scarcity of insurance capacity enhance the importance and the value of the broker's role in securing needed coverage. In contrast, falling rates indicate the ready availability of coverage and a more difficult competitive environment for the broker.

  After surging to unrealistically high levels during the insurance availability crises of 1984-86 and driving Marsh & McLennan's earnings from $1.60 to $4.06, insurance rates first fell rapidly for a few years, then commenced a long period of gradual and irregular decline for the liability coverages which are most important to Marsh's business. This competitive environment in liability coverages is continuing, now entering its tenth year. While it held on to the sharp gains achieved during the tight market of 1984-86, Marsh & McLennan's earnings growth was virtually non-existent for the next five years advancing to $4.21 by 1992. Then, starting in 1993, measurable earnings growth resumed. The cyclical recovery of consulting profits and continuing rapid growth at Putnam plus modest gains in insurance profits permitted continuing earnings to advance to $4.52 and $5.05 in 1993 and 1994. Despite significant investment spending on systems in both Insurance Services and Putnam last year, earnings rose again to $5.53, and should exceed $6.00 this year.

  Last year, Marsh & McLennan's stock price rose from $79 1/4 to $88 3/4 and paid $2.98 in dividends producing a total investment return of approximately 16%, substantially below both the 37.5% market return and Source Capital's 20.7% return. This stock has also underperformed over the past five years even as our position has increased. Late last year, the Company increased its dividend by over 10% signalling some degree of confidence in its earnings outlook. The stock now yields 3.7% (versus 2.3% for the S&P 500) and sells at
15.6 times 1995 earnings (versus 16.7 for the S&P 500). We believe the minimum 9% earnings gain we anticipate for 1996 will exceed that of the market for the first time in five years. While we do not anticipate an easing in the intensely competitive insurance markets, we believe Marsh & McLennan's insurance profits will improve somewhat in 1996 reflecting both its virtually unique position serving the worldwide insurance needs of multinational corporations and the easing of recent expenditures for systems automation. Such an increase, supplemented by continued growth from Putnam and consulting underscores the positive view which has made Marsh & McLennan Source Capital's largest investment.

  Bandag represents another major long-term Source Capital investment which at current prices is our second largest holding. Bandag was the subject of our First Quarter Report Commentary in which we described the Company's history, economics and prospects in some detail (copies available upon request). In the nine months since we wrote that Commentary, Bandag's Class A stock is virtually unchanged in price and continues to sell at a meaningful discount to the market. However, the Company's current prospects appear somewhat less dynamic than seemed likely last April when we wrote that "a period of above average growth is likely." First, the trucking industry had just completed a substantial expansion of its fleet as the economy decelerated early last year. Too much new truck capacity looking for inadequate freight volumes quickly produced a viciously competitive profit squeeze in the industry which continues today. At the same time, prices of commodities key to the production of Bandag retreads -- e.g. natural rubber, butadiene and carbon black -- increased dramatically leading Bandag to pass on these increases in the prices its charges its dealers for tread rubber. While these increases have totaled only about 10% in the past 18 months, with truckers experiencing lower volume and a severe profit squeeze, Bandag dealers have been unable to fully recover their increased costs. The resulting margin pressure at the dealer level has reduced Bandag's pricing power in the event of further raw materials cost increases as well as increasing the pressure to quickly pass on any cost declines. While it is highly unusual for high commodity price inflation to coincide with weak trucking markets, as long as this continues it requires Bandag to balance its short-term profit objectives against the health of its dealer network.

  Bandag's outlook has also been altered as a result of its decision last August not to renew eight franchise agreements of Treadco, Inc., Bandag's largest franchisee. Treadco is a public company which operates 26 of Bandag's 519 total dealerships in the continental U.S. The dispute between these two companies arises out of Treadco's desire to grow its business either within the Bandag system or utilizing alternative suppliers. Bandag decided it was not in its interest to have one company control an increasing, albeit still small proportion of its total dealer network, and Treadco responded by entering into agreements with two competing retread systems. Bandag in turn has hired the three top executives of Treadco to head up dealer development prompting litigation by Treadco. It seems clear that the long relationship between these two firms is irretrievably ruptured and Treadco will convert its Bandag franchises to competing retread suppliers as quickly as possible. Bandag's spending will increase to replace Treadco in these markets as it invests to put new dealers in business and seeks to keep Treadco's existing customers committed to the Bandag product. It is important to recognize that Bandag brings significant strengths to this contest. Its national accounts program constitutes about 15% of Treadco's business and represents major customers whose basic commitment and relationship is with Bandag, not Treadco. Even the balance of Treadco's customer base are Bandag users whose experience has been with Bandag's product and the former Treadco management now working for Bandag. We believe that given the opportunity, these customers will remain Bandag buyers much as Coke drinkers buy Coke because of the brand rather than the bottler.

  The rapid earnings growth Bandag experienced in 1994 and the first half of 1995 has halted for the time being as Bandag copes with the competitive issues discussed above. What has not ended is the Company's extraordinary free cash generation nor its willingness to aggressively commit its resources to stock repurchase when it feels the share price is particularly attractive. Based on repurchases reported for the first nine months plus likely additional buying in the fourth quarter, Bandag probably repurchased close to 8% of its outstanding shares last year -- by far its largest buying since 1987, the year of the stock market crash. This aggressive stock repurchase will support current per share earnings and greatly leverage future growth. While the current year outlook is less ebullient than we had thought likely last spring, earnings approaching $4 seem achievable this year and the long-term economics of Bandag's business remain intact.

  As we have repeatedly emphasized, the unifying characteristic common to virtually all our common stock investments is the ability to sustain a substantially above-average return on common shareholders' equity fairly consistently over time without undue reliance on debt capital. This is certainly true of Marsh & McLennan and Bandag which both achieved returns on equity of 24-28% last year with little or no reliance on debt capital. It is their ability to achieve such returns that supports dividend payments, investment spending to expand their basic businesses plus providing a continuing measure of surplus free cash flow. It is this combination of current yield, expected internal growth plus growth achievable from the reinvestment of surplus free cash flow -- either in stock repurchase or acquisitions -- which indicates that total returns of 12-14% seem readily achievable over the long term by both of these companies. While 12-14% may seem low relative to the mega-returns of 1995, we believe they will represent meaningful premiums to sustainable market returns going forward.

Respectfully submitted,

/s/ George H. Michaelis
George H. Michaelis
President

January 29, 1996

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                   COMMON STOCKS                          Shares           Cost            Value
----------------------------------------------------    ----------     ------------     ------------
PRODUCER DURABLE GOODS -- 11.0%
Bandag, Incorporated................................        26,600     $  1,331,737     $  1,439,725
Bandag, Incorporated (Class A)......................       216,400        9,063,259       11,469,200
Dover Corporation...................................       147,900        5,008,368        5,453,813
Grainger (W. W.), Inc...............................        61,400        3,541,589        4,067,750
Hubbell Incorporated (Class B)......................        73,682        2,937,035        4,844,591
Kaydon Corporation..................................       183,100        4,056,932        5,561,662
Leggett & Platt, Incorporated.......................       153,900        3,624,152        3,732,075
Watts Industries, Inc. (Class A)....................       134,800        3,098,575        3,134,100
                                                                        -----------      -----------
                                                                       $ 32,661,647     $ 39,702,916
                                                                        -----------      -----------
BANKING -- 9.4%
Farmers & Merchants Bank of Long Beach..............         1,639     $  2,546,017     $  3,032,150
First National Bank of Anchorage, The...............         5,340        2,496,505        8,357,100
Golden West Financial Corporation...................       126,700        5,555,329        7,000,175
Norwest Corporation.................................       136,888        3,917,271        4,517,304
Wachovia Corporation................................        74,400        2,484,720        3,403,800
Washington Federal, Inc.............................       305,927        5,479,674        7,839,379
                                                                        -----------      -----------
                                                                       $ 22,479,516     $ 34,149,908
                                                                        -----------      -----------
HEALTH CARE -- 7.6%
Allergan, Inc.......................................       184,800     $  3,539,171     $  6,006,000
DENTSPLY International Inc..........................       107,100        3,645,887        4,284,000
Johnson & Johnson...................................       109,100        4,811,456        9,341,688
Pfizer Inc..........................................       126,800        3,741,665        7,988,400
                                                                        -----------      -----------
                                                                       $ 15,738,179     $ 27,620,088
                                                                        -----------      -----------
CONSUMER DURABLE GOODS -- 6.5%
Cooper Tire & Rubber Company........................       236,100     $  5,684,831     $  5,813,962
Genuine Parts Company...............................       129,100        4,595,649        5,293,100
Lancaster Colony Corporation........................       200,800        6,892,389        7,479,800
Newell Co...........................................       189,600        4,568,821        4,905,900
                                                                        -----------      -----------
                                                                       $ 21,741,690     $ 23,492,762
                                                                        -----------      -----------
INSURANCE -- 6.3%
Horace Mann Educators Corporation...................       174,200     $  4,187,654     $  5,443,750
Marsh & McLennan Companies, Inc.....................       152,100       11,148,778       13,498,875
Progressive Corporation, The........................        77,700        3,012,104        3,797,588
                                                                        -----------      -----------
                                                                       $ 18,348,536     $ 22,740,213
                                                                        -----------      -----------
MATERIALS -- 5.8%
Caraustar Industries, Inc...........................       305,300     $  5,924,075     $  6,106,000
Loctite Corporation.................................       179,200        5,629,146        8,512,000
Lubrizol Corporation, The...........................       231,700        4,619,255        6,458,638
                                                                        -----------      -----------
                                                                       $ 16,172,476     $ 21,076,638
                                                                        -----------      -----------
RETAILING -- 4.8%
Arbor Drugs, Inc....................................       208,800     $  3,407,763     $  4,384,800
Bob Evans Farms, Inc................................       292,600        5,838,256        5,559,400
Gap, Inc., The......................................        67,700        2,174,139        2,843,400
McDonald's Corporation..............................        99,400        2,738,895        4,485,425
                                                                        -----------      -----------
                                                                       $ 14,159,053     $ 17,273,025
                                                                        -----------      -----------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                        Shares or
                                                           Face
COMMON STOCKS (Continued)                                 Amount           Cost            Value
----------------------------------------------------    ----------     ------------     ------------
CONSUMER NON-DURABLE GOODS -- 4.7%
Armor All Products Corporation......................        98,700     $  1,817,437     $  1,788,938
Hasbro, Inc.........................................       179,400        6,254,057        5,561,400
Reebok International Ltd............................       198,000        6,843,435        5,593,500
Unifi, Inc..........................................       187,100        4,439,929        4,139,588
                                                                       ------------     ------------
                                                                       $ 19,354,858     $ 17,083,426
                                                                       ------------     ------------
TRANSPORTATION -- 3.7%
Carnival Corporation (Class A)......................       285,700     $  6,380,622     $  6,963,938
Expeditors International of Washington, Inc.........       246,000        3,357,555        6,426,750
                                                                       ------------     ------------
                                                                       $  9,738,177     $ 13,390,688
                                                                       ------------     ------------
BUSINESS SERVICES -- 2.7%
Kelly Services, Inc. (Class A)......................       146,400     $  3,715,350     $  4,062,600
Manpower Inc........................................       203,100        5,313,779        5,712,187
                                                                       ------------     ------------
                                                                       $  9,029,129     $  9,774,787
                                                                       ------------     ------------
COMMUNICATIONS AND INFORMATION -- 2.7%
Arrow Electronics, Inc.*............................        92,100     $  4,217,562     $  3,971,812
Devon Group, Inc.*..................................       195,300        3,007,100        5,675,906
                                                                       ------------     ------------
                                                                       $  7,224,662     $  9,647,718
                                                                       ------------     ------------
ENTERTAINMENT -- 2.0%
Cedar Fair, L.P.....................................       199,200     $  3,906,750     $  7,370,400
                                                                       ------------     ------------
EDUCATION AND TRAINING -- 1.4%
Franklin Quest Co.*.................................       265,800     $  5,614,691     $  5,183,100
                                                                       ------------     ------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
JP Realty Inc.......................................       153,800     $  2,940,140     $  3,364,375
                                                                       ------------     ------------
OTHER COMMON STOCKS -- 0.8%.........................                   $  2,299,577     $  2,693,625
                                                                       ------------     ------------
TOTAL COMMON STOCKS -- 70.3%........................                   $201,409,081     $254,563,669
                                                                       ------------     ------------
CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 4.6%
Diagnostic/Retrieval Systems, Inc.
  -- 8 1/2% 1998....................................    $1,433,000     $  1,263,705     $  1,424,044
  -- 9% 2003++......................................     2,000,000        2,000,000        2,020,000
Johnson Electric Holdings Limited -- 4 1/2% 2000....     4,500,000        4,558,750        3,982,500
Liebert Corp. -- 8% 2010............................     2,540,000        4,610,100        7,581,900
TriMas Corporation -- 5% 2003.......................     1,660,000        1,707,102        1,626,800
                                                                       ------------     ------------
                                                                       $ 14,139,657     $ 16,635,244
                                                                       ------------     ------------
RETAILING -- 1.7%
Fabri-Centers of America, Inc. -- 6 1/4% 2002.......    $7,000,000     $  5,758,119     $  5,932,500
                                                                       ------------     ------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
Developers Diversified Realty Corporation -- 7%
  1999..............................................     2,500,000     $  2,430,625     $  2,481,250
Rockefeller Center Properties, Inc. -- 0% 2000......     4,455,000        2,619,540        2,505,937
                                                                       ------------     ------------
                                                                       $  5,050,165     $  4,987,187
                                                                       ------------     ------------
HEALTH CARE -- 1.1%
Quantum Health Resources, Inc. -- 4 3/4% 2000.......    $5,515,000     $  4,310,569     $  4,053,525
                                                                       ------------     ------------
ENERGY -- 0.9%
California Energy Company, Inc. -- 5% 2000 ++.......    $3,315,000     $  2,916,412     $  3,331,575
                                                                       ------------     ------------
OTHER CONVERTIBLE BONDS
  AND DEBENTURES -- 0.5%............................                   $  2,037,500     $  1,880,000
                                                                       ------------     ------------
TOTAL CONVERTIBLE BONDS
  AND DEBENTURES -- 10.2%...........................                   $ 34,212,422     $ 36,820,031
                                                                       ------------     ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

             NON-CONVERTIBLE BONDS AND                     Face
                      DEBENTURES                          Amount            Cost            Value
----------------------------------------------------    -----------     ------------     ------------
U.S. GOVERNMENT AND AGENCIES -- 4.6%
Federal Home Loan Bank
  --5% 1998 (Floating Rate Note)....................    $ 1,000,000     $  1,000,000     $    980,625
Federal Home Loan Mortgage Corporation
  --7% 2023 (CMO)...................................      2,203,400        2,241,995        2,149,692
  --8 1/2% 2024 (REMIC).............................      3,000,000        3,018,750        3,069,375
  --10.15% 2006 (REMIC).............................        717,400          711,560          738,922
Federal National Mortgage Association
  --7% 2008 (REMIC).................................      1,981,000        1,968,644        1,979,762
  --9.15% 1999 (Indexed Notes)......................        295,300          306,005          295,484
Government National Mortgage Association (Mobile Home)
  --9 3/4% 2006.....................................        390,300          414,227          418,353
  --9 3/4% 2010.....................................      2,390,700        2,528,592        2,562,531
  --10 1/4% 2001-2004...............................        595,700          633,541          644,473
Government National Mortgage Association
  --7.99125% 2010 (REMIC)...........................      3,590,800        3,590,767        3,633,441
                                                                        ------------     ------------
                                                                        $ 16,414,081     $ 16,472,658
                                                                        ------------     ------------
CORPORATE -- 7.1%
Home Savings of America, F.A. -- 6.5% 2021..........    $   122,300     $    122,310     $    120,848
Kidder Peabody Mortgage Assets Trust
  --8.45% 2018......................................      1,332,100        1,325,473        1,344,588
Merrill Lynch Mortgage Investors, Inc.
  Series 1988-H -- 9.7% 2008........................        317,900          330,176          324,457
  Series 1992-B -- 8.3% 2012........................      1,600,000        1,625,750        1,672,500
Plantronics, Inc. -- 10% 2001.......................      8,470,000        8,611,244        8,851,150
Primark Corporation -- 8 3/4% 2000..................      6,472,000        6,303,973        6,633,800
Tenet Healthcare Corporation -- 9 5/8% 2002.........      2,800,000        2,800,000        3,071,250
United International Holdings, Inc. -- 0% 1999......      6,245,000        3,537,987        3,778,225
                                                                        ------------     ------------
                                                                        $ 24,656,913     $ 25,796,818
                                                                        ------------     ------------
OTHER NON-CONVERTIBLE BONDS AND
  DEBENTURES -- 1.1%................................                    $  4,067,928     $  4,109,910
                                                                        ------------     ------------
TOTAL NON-CONVERTIBLE BONDS AND
  DEBENTURES -- 12.8%...............................                    $ 45,138,922     $ 46,379,386
                                                                        ------------     ------------
TOTAL INVESTMENT SECURITIES -- 93.3%................                    $280,760,425     $337,763,086
                                                                         ===========     ------------
SHORT-TERM INVESTMENTS -- 6.2%
Short-term Corporate Notes:
  American Telephone and Telegraph Co. -- 5.67%
     1/17/96........................................    $ 4,500,000                      $  4,488,660
  Coca-Cola Company, The -- 5.55% 1/19/96...........     10,000,000                         9,972,250
  Philip Morris Companies -- 5.58% 1/19/96..........      7,000,000                         6,980,470
State Street Bank Repurchase Agreement -- 5.5%
  01/02/96 (Collateralized by U.S. Treasury
  Notes -- 7.25% 2016, market value $1,233,577).....      1,204,000                         1,204,502
                                                                                         ------------
                                                                                         $ 22,645,882
                                                                                         ------------
TOTAL INVESTMENTS -- 99.5%..........................                                     $360,408,968
Other assets less liabilities -- 0.5%...............                                        1,677,836
                                                                                         ------------
TOTAL NET ASSETS -- 100%............................                                     $362,086,804
                                                                                          ===========

* Non-income producing securities
++ Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.
See notes to financial statements.

                              STATISTICAL PROFILE

                        PRINCIPAL COMMON STOCK HOLDINGS

                                         Fundamental Investment Data
                            ------------------------------------------------------

                            Earnings/Share                                                          Valuation Data
                            --------------     10-Yr. Growth                         --------------------------------------------
                                     Last    ------------------   Total     Ret.                 1994-95            Price/
                                      12     Growth   Yrs. EPS    Debt %   on Beg.   Year-End     Price      P/E    Book    Div.
                            1985     Mos.     Rate    Declined    Capital  Equity     Price       Range     Ratio   Value   Yield
---------------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                 **   $ 1.90     15%        2         33%       20%      $ 32      $20-34     17.1x    3.2x    1.5%
Arbor Drugs, Inc.           $0.21     0.96     14         1         13        18         21       11-23     21.9     3.4     1.3
Armor All Products Corp.       **     0.84      0*        2          0        15         18       15-24     21.6     3.0     3.5
Arrow Electronics, Inc.     (1.69)    3.86      6         3         40        23         43       34-60     11.2     2.0     0.0
Bandag, Inc.                 1.25     3.82     12         1          3        24         54       49-66     14.2     3.4     1.7
Bandag (C1. A)               1.25     3.82     12         1          3        24         53       48-61     13.9     3.4     1.7
Bob Evans Farms              0.50     1.27     11         1         10        14         19       16-24     15.0     1.9     1.7
Caraustar Industries           **     1.57     12*        3         42        43         20       15-23     12.7     4.1     2.4
Carnival Corp., (C1. A)        **     1.60     13*        0         34        23         24       19-27     15.2     3.3     1.5
Cooper Tire & Rubber         0.23     1.41     15         2          5        19         24       22-30     17.5     2.8     1.2
DENTSPLY International         **     2.07     **         0         26        19         40       28-47     19.3     3.6     0.8
Devon Group                  1.19     3.20     11         3          2        29         29       16-46      9.1     2.0     0.0
Dover Corp.                  0.71     2.54     14         2         39        29         37       25-42     14.5     3.6     1.6
Expeditors Int'l. Wash.      0.28     1.30     15*        1         11        16         26       15-28     20.1     2.9     0.5
Farmers & Merchants Bk.        **   198.43      5*        0         34        10       1830     1700-1850    9.0     1.0     0.0
First Nat. Bk. Anchorage       **   131.86      9*        4         30         9       1530     1500-1850   11.9     1.0     2.6
Franklin Quest                 **     1.72     21*        0          3        20         19       18-40     11.3     1.9     0.0
Gap, Inc.                    0.25     2.20     35         1          1        24         42       29-51     19.1     4.1     1.1
Genuine Parts                0.99     2.46      9         0          1        20         41       34-42     16.7     3.1     3.1
Golden West Financial        2.57     4.00      5         4         83        12         55       34-58     13.8     1.4     0.7
Grainger (W.W.), Inc.        1.16     3.61     11         1         11        18         66       52-69     18.4     3.0     1.4
Hasbro                       1.18     1.88      8         4         33        12         31       28-37     16.5     1.9     1.0
Horace Mann                    **     3.00     **         1         33        21         31       19-31     10.4     2.2     1.2
Hubbell (C1. B)              1.50     3.65     10         0         15        20         66       50-66     18.0     3.3     2.9
Johnson & Johnson            0.84     3.72     16         1         22        34         86       36-92     23.0     6.2     1.5
Kaydon Corp.                 0.47     2.28     17         1          4        23         30       20-32     13.3     2.7     1.6
Kelly Services (C1. A)       0.86     1.83      8         1          0        16         28       23-37     15.2     2.2     2.9
Lancaster Colony             0.36     2.45     20         2         14        29         37       28-39     15.2     3.9     1.8
Leggett & Platt              0.44     1.56     14         3         25        22         24       17-27     15.5     3.0     1.6
Loctite                      0.56     2.55     16         2         20        21         47       35-51     18.6     3.7     2.1
Lubrizol                     0.75     2.26      9         5         20        18         28       26-39     12.3     2.0     3.4
Manpower Inc.                0.43     1.56     21         0         43        63         28       17-34     18.0     7.6     0.5
Marsh & McLennan             2.23     5.53     10         0         36        28         89       71-90     16.0     3.8     3.6
McDonald's Corp.             0.55     1.98     14         0         39        21         45       26-48     22.8     4.2     0.6
Newell Co.                   0.26     1.41     18         0         36        20         26       19-27     18.4     3.3     1.9
Norwest Corp.                0.53     2.76     22         1         83        26         33       21-35     12.0     2.4     0.9
Pfizer Inc.                  0.86     2.50     11         1         39        36         63       27-67     25.2     7.6     1.9
Progressive Corp.            0.38     2.85     22         3          3        19         49       28-50     17.1     2.4     0.5
Reebok Int'l                 0.45     2.62      8         2         31        22         28       24-40     10.8     2.3     1.1
Unifi, Inc.                  0.18     1.63     23         2         28        20         22       21-29     13.6     2.6     2.4
Wachovia Corp.               1.46     3.41      9         0         80        18         46       30-48     13.4     2.1     3.1
Washington Federal, Inc.     0.68     1.80     11         2         72        14         26       16-26     13.0     1.7     3.7
Watts Industries               **     1.55     12         1         26        12         23       18-29     15.0     1.7     1.2
--------------------------------------------------------------------------------------------------------------------------------
Source Portfolio                               13         1         26        20                            14.9     2.6     1.9
Dow Jones Industrials                           8         2         46        25     5117.12                15.6     3.9     2.3
S&P Industrials                                 8         3         53        21      721.19                17.2     3.0     2.0
--------------------------------------------------------------------------------------------------------------------------------

 * 5 to 9-year growth rate

** Comparable data not available

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended December 31, 1995

                                                                                            Shares or
                                                                                           Face Amount
                                                                                         ---------------
NET PURCHASES
Common Stocks
Arrow Electronics, Inc.(1)..........................................................         92,100 shs.
Bandag, Incorporated(1).............................................................         26,600 shs.
Bob Evans Farms, Inc. ..............................................................         43,400 shs.
Caraustar Industries, Inc. .........................................................        187,100 shs.
Carnival Corporation (Class A)......................................................         98,100 shs.
DENTSPLY International Inc.(1)......................................................        107,100 shs.
Dover Corporation...................................................................         82,700 shs.
Franklin Quest Co.(1)...............................................................        265,800 shs.
Kelly Services, Inc. (Class A)......................................................         27,400 shs.
Lancaster Colony Corporation........................................................         70,500 shs.
Leggett & Platt, Incorporated(1)....................................................        153,900 shs.
Manpower Inc. ......................................................................         61,600 shs.
Newell Co.(1).......................................................................        189,600 shs.
Norwest Corporation.................................................................         51,888 shs.
Convertible Securities
Diagnostic/Retrieval Systems, Inc. -- 9% 2003.......................................     $       500,000
Rockefeller Center Properties, Inc. -- 0% 2000......................................     $     3,455,000
TriMas Corporation -- 5% 2003.......................................................     $     1,577,000
Non-Convertible Security
Federal National Mortgage Association -- 7% 2008 (REMIC)(1).........................     $     1,981,000
NET SALES
Common Stocks
Abbott Laboratories(2)..............................................................        110,800 shs.
Bandag, Incorporated (Class A)......................................................         20,200 shs.
Farmers & Merchants Bank of Long Beach..............................................            658 shs.
Fifth Third Bancorp(2)..............................................................         68,900 shs.
Foothill Group, Inc., The(2)........................................................         43,900 shs.
Gap, Inc., The......................................................................         62,100 shs.
Golden West Financial Corporation...................................................         13,000 shs.
Johnson & Johnson...................................................................         26,900 shs.
Lubrizol Corporation, The...........................................................         61,900 shs.
McDonald's Corporation..............................................................         16,900 shs.
Toys "R" Us, Inc.(2)................................................................        180,300 shs.
Wachovia Corporation................................................................         13,000 shs.
Walgreen Co.(2).....................................................................        152,600 shs.
Convertible Security
Rockefeller Center Properties, Inc. -- 13% 2000(2)..................................     $     1,000,000
Non-Convertible Security
OSI Specialties Inc. -- 9 1/4% 2003(2)..............................................     $     3,600,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                 CALENDAR 1995

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                  (1)                  (2)
                                           AMOUNT              ORDINARY             LONG-TERM
                                            PAID                INCOME            CAPITAL GAIN
                   DATE PAID              PER SHARE            DIVIDENDS          DISTRIBUTIONS
          ---------------------------  ---------------      ---------------      ---------------
          PREFERRED STOCK:
          03/15/95                          $0.60              $0.60                  --
          06/15/95                           0.60               0.60                  --
          09/15/95                           0.60               0.60                  --
          12/15/95                           0.60               0.60                  --
                                           ------           ---------------      ---------------
                    TOTAL                   $2.40              $2.40                  --
                                       ===============      ===============      ===============
          COMMON STOCK:
          03/15/95                          $0.90             $0.21506             $0.68494
          06/15/95                           0.90              0.21506              0.68494
          09/15/95                           0.90              0.21506              0.68494
          12/15/95                           0.90              0.21506              0.68494
                                           ------           ---------------      ---------------
                    TOTAL                   $3.60             $0.86024             $2.73976
                                       ===============      ===============      ===============

  The amount in column (1) is to be included as dividend income on your tax return. The portion of any distribution which is a return of capital for accounting purposes is taxable to shareholders as dividend income because the Company has accumulated earnings and profits for federal income tax purposes. For corporate shareholders, 26.1% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  The amounts in column (2) are long-term capital gain distributions and are taxable to shareholders as such.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 1995 tax returns. Source Capital had no undistributed long-term capital gains at year-end. Therefore, Common shareholders will not receive a Form 2439 for 1995.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

  The information above shows the cash distributions paid by Source Capital during 1995. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                 December 31, 1995
                                                                           -----------------------------
ASSETS
  Investments at value:
     Investment securities -- at market value (cost $280,760,425) -- Note
      A..................................................................  $337,763,086
     Short-term corporate notes -- at cost plus interest earned
       (maturities 60 days or less) -- Note A............................    22,645,882     $360,408,968
                                                                           ------------
  Cash...................................................................                            579
  Receivable for:
     Investment securities sold..........................................  $    370,000
     Dividends and accrued interest......................................     1,792,562        2,162,562
                                                                           ------------     ------------
                                                                                            $362,572,109
LIABILITIES
  Payable for:
     Advisory fees.......................................................  $    209,994
     Accrued dividends -- Preferred Stock................................       196,921
     Accrued expenses....................................................        78,390          485,305
                                                                           ------------     ------------
TOTAL NET ASSETS -- December 31, 1995....................................                   $362,086,804
                                                                                             ===========
  Assets applicable to Preferred Stock at a liquidation preference of
     $27.50 per share (asset coverage 669%) -- Note B....................                   $ 54,153,330
                                                                                             ===========
  Net assets applicable to Common Stock -- $42.58 per share..............                   $307,933,474
                                                                                             ===========
SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
     authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note
     B...................................................................                   $  5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
     outstanding 7,232,110 shares -- Note B..............................                      7,232,110
  Additional Paid-in Capital.............................................                    289,626,915
  Undistributed net investment income....................................                      2,317,482
  Unrealized appreciation of investments.................................                     57,002,661
                                                                                            ------------
TOTAL NET ASSETS -- December 31, 1995....................................                   $362,086,804
                                                                                             ===========

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                             For the year ended December 31,
                                              --------------------------------------------------------------
                                                          1995                             1994
                                              ----------------------------     -----------------------------
INVESTMENT INCOME
  Income:
     Interest...............................                   $ 8,531,983                      $  9,325,751
     Dividends..............................                     5,279,736                         4,956,817
                                                               -----------                      ------------
                                                               $13,811,719                      $ 14,282,568
  Expenses -- Note C:
     Advisory fees..........................  $  2,437,373                     $  2,305,313
     Transfer agent fees and expenses.......       231,315                          295,948
     Reports to shareholders................       207,144                          249,276
     Directors' fees and expenses...........        75,313                           75,373
     Custodian fees and expenses............        52,961                           53,765
     Taxes, other than federal income tax...        65,800                           65,840
     Legal and auditing fees................        49,473                           75,436
     Registration and filing fees...........        21,699                           20,380
     Other expenses.........................        43,633       3,184,711           44,558        3,185,889
                                              ------------     -----------     ------------     ------------
          Net investment income -- Note A...                   $10,627,008                      $ 11,096,679
                                                               -----------                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain on investments:
     Proceeds from sale of investment
       securities (excluding short-term
       corporate notes with maturities 60
       days or less)........................  $175,825,101                     $217,234,225
     Cost of investment securities sold.....   153,390,056                      203,274,358
                                              ------------                     ------------
     Net realized gain on investments
       -- Notes A and D.....................                   $22,435,045                      $ 13,959,867
  Unrealized appreciation of investments:
     Unrealized appreciation at beginning of
       year.................................  $ 30,355,493                     $ 48,784,504
     Unrealized appreciation at end of
       year.................................    57,002,661                       30,355,493
                                              ------------                     ------------
       Increase (decrease) in unrealized
          appreciation of investments.......                    26,647,168                       (18,429,011)
                                                               -----------                      ------------
          Net realized and unrealized gain
            (loss) on investments...........                   $49,082,213                      $ (4,469,144)
                                                               -----------                      ------------
NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM
  OPERATIONS................................                   $59,709,221                      $  6,627,535
                                                                ==========                       ===========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                             For the year ended December 31,
                                             ---------------------------------------------------------------
                                                         1995                              1994
                                             -----------------------------     -----------------------------
INCREASE (DECREASE) IN TOTAL
  NET ASSETS
Operations:
  Net investment income....................  $ 10,627,008                      $ 11,096,679
  Net realized gain on investments
     -- Notes A and D......................    22,435,045                        13,959,867
  Increase (decrease) in unrealized
     appreciation of investments...........    26,647,168                       (18,429,011)
                                             -------------                     -------------
Increase in total net assets resulting from
  operations...............................                   $ 59,709,221                      $  6,627,535
Distributions to Preferred shareholders:
  From net investment income...............                     (4,726,109)                       (4,726,109)
Distributions to Common shareholders:
  From net investment income...............  $ (3,583,417)                     $ (7,753,521)
  From net realized capital gains..........   (22,298,081)                      (13,959,867)
  In excess of net realized capital
     gains.................................            --                          (136,964)
  From Additional Paid-in Capital..........            --      (25,881,498)      (2,834,800)     (24,685,152)
                                             -------------                     -------------
Proceeds from shares issued for
  distributions reinvested by Common
  shareholders -- Note B...................                      3,558,442                         5,066,558
Proceeds from shares issued pursuant to
  Common Stock Subscription Offer..........                             --                        16,678,540
                                                              -------------                     -------------
Increase (decrease) in total net assets....                   $ 32,660,056                      $ (1,038,628)
TOTAL NET ASSETS
Beginning of year, including undistributed
  net investment income of $1,382,951 at
  January 1, 1994..........................                    329,426,748                       330,465,376
                                                              -------------                     -------------
End of year, including undistributed net
  investment income of $2,317,482 at
  December 31, 1995........................                   $362,086,804                      $329,426,748
                                                              =============                     =============

See notes to financial statements.
--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

  Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                              Source of Distributions
                            ---------------------------
                Amount         Net         Net Realized
                 Paid       Investment       Capital
Date Paid     Per Share       Income          Gains
----------    ----------    ----------     ------------
   3/15/95      $0.90         $0.202          $0.698
   6/15/95       0.90          0.222           0.678
   9/15/95       0.90          0.076           0.824
  12/15/95       0.90             --           0.900
              ----------    ----------     ------------
                $3.60         $0.500          $3.100
              ==========    ===========    ==============

The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 11 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                   Year ended December 31,
                                                --------------------------------------------------------------
                                                 1995          1994          1993          1992          1991
                                                ------        ------        ------        ------        ------
Per share operating performance:
Net asset value at beginning of year.......     $38.52        $41.85        $42.87        $41.23        $36.94
                                                ------        ------        ------        ------        ------
Net investment income......................     $ 1.48        $ 1.62        $ 1.94        $ 1.98        $ 2.04
Net realized and unrealized gain
  (loss) on investment securities..........       6.84         (0.67)         1.32          3.96          6.59
                                                ------        ------        ------        ------        ------
Total from investment operations...........     $ 8.32        $ 0.95        $ 3.26        $ 5.94        $ 8.63
                                                ------        ------        ------        ------        ------
Distributions to Preferred Shareholders:
  From net investment income...............     $(0.66)       $(0.69)       $(0.72)       $(0.73)       $(0.75)
Distributions to Common Shareholders:
  From net investment income...............      (0.50)        (1.14)        (1.39)        (1.02)        (1.21)
  From net realized gains..................      (3.10)        (2.03)        (2.21)        (2.58)        (2.39)
  In excess of net realized gains..........         --         (0.02)           --            --            --
  From Additional Paid-in Capital..........         --         (0.41)           --            --            --
                                                ------        ------        ------        ------        ------
       Total distributions.................     $(4.26)       $(4.29)       $(4.32)       $(4.33)       $(4.35)
                                                ------        ------        ------        ------        ------
Effect of shares issued for distributions
  reinvested by Common shareholders........     $   --        $ 0.01        $ 0.04        $ 0.03        $ 0.01
                                                ------        ------        ------        ------        ------
Net asset value at end of year.............     $42.58        $38.52        $41.85        $42.87        $41.23
                                                ======        ======        ======        ======        ======
Per share market value at end of year......     $41.88        $37.00        $43.25        $47.75        $44.25
Total investment return(1).................      23.4%         (6.5%)        (1.8%)        17.0%         32.5%
Net asset value total return(2)............      20.7%          0.6%          6.3%         13.3%         22.2%
Ratios/supplemental data:
  Net assets at end of year (in
     thousands)............................   $362,087      $329,427      $330,465      $332,574      $317,715
  Ratio of expenses to average net
     assets................................      0.91%         0.96%         0.95%         0.94%         0.97%
  Ratio of net income to average net
     assets................................      3.04%         3.36%         3.86%         3.93%         4.22%
  Portfolio turnover rate..................     51.44%        71.39%        73.91%        69.01%        41.48%
Preferred Stock:
  Total shares outstanding(3)..............  1,969,212     1,969,212     1,969,212     1,969,212     1,969,212
  Asset coverage per Share(3)..............    $183.87       $167.29       $167.82       $168.89       $161.34
  Involuntary liquidation preference per
     share.................................    $ 27.50       $ 27.50       $ 27.50       $ 27.50       $ 27.50
  Average market value per share(4)........    $ 28.00       $ 27.89       $ 30.24       $ 29.21       $ 27.01

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                          Quarter ended
                                          -----------------------------------------------------------------------------
                                          March 31, 1995     June 30, 1995     September 30, 1995     December 31, 1995
                                          --------------     -------------     ------------------     -----------------
Total investment income.................   $  3,393,865       $  3,630,924        $  3,137,318           $ 3,649,612
Net investment income...................   $  2,625,601       $  2,777,124        $  2,371,074           $ 2,853,209
Income available to Common..............   $  1,444,074       $  1,595,597        $  1,189,546           $ 1,671,682
  Per share Common......................          $0.20              $0.22               $0.17                 $0.23
Net realized and unrealized
  appreciation (depreciation)...........   $ 16,681,675       $ 11,555,740        $ 13,599,125           $ 7,245,673
  Per share Common......................          $2.34              $1.61               $1.89                 $1.00

                                                                          Quarter ended
                                          -----------------------------------------------------------------------------
                                          March 31, 1994     June 30, 1994     September 30, 1994     December 31, 1994
                                          --------------     -------------     ------------------     -----------------
Total investment income.................   $  3,547,916       $  3,708,249        $  3,575,007           $ 3,451,396
Net investment income...................   $  2,748,135       $  2,851,533        $  2,837,210           $ 2,659,801
Income available to Common..............   $  1,566,608       $  1,670,006        $  1,655,683           $ 1,478,273
  Per share Common......................          $0.24              $0.24               $0.24                 $0.21
Net realized and unrealized
  appreciation (depreciation)...........   $ (8,323,691)      $ (2,964,305)       $  7,196,935           $  (378,084)
  Per share Common......................        $(1.26)            $(0.36)               $1.01               $(0.06)

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

  The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

  1. SECURITIES VALUATION--Securities, including any outstanding call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted are valued at the mean between the most recent bid and asked prices. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

  2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its shareholders in accordance with the minimum distribution requirements of the Code.

  3. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

  The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

  During the years ended December 31, 1995 and 1994, the Company issued 86,640 and 126,076 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders, respectively. In addition, the Company issued 416,651 shares of Common Stock pursuant to its Common Subscription Offer during the year ended December 31, 1994.

NOTE C--ADVISORY FEES AND OTHER
AFFILIATED TRANSACTIONS

  Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

  For the years ended December 31, 1995 and 1994, the Company paid aggregate fees of $75,000 and $75,000 respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 1995 and 1994, the Company incurred legal fees of $14,373 and $40,851, respectively, payable to O'Melveny & Myers, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

  Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $161,525,237 and $221,177,865 for the years ended December 31, 1995 and 1994, respectively. Realized gains and losses are based on the specific-certificate identification method. Cost of investment securities owned at December 31, 1995 was $281,220,348 for federal income tax purposes. Gross unrealized appreciation and depreciation for all securities at December 31, 1995 for federal income tax purposes was $61,084,446 and $4,541,708, respectively.

NOTE E--QUARTERLY INFORMATION

  See page 15 for unaudited quarterly results of investment operations.

                          REPORT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

  We have audited the accompanying statement of assets and liabilities of Source Capital, Inc., including the portfolio of investments, as of December 31, 1995, the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights, as it relates to selected data for a share of Common Stock, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. at December 31, 1995, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
January 26, 1996

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    SOURCE CAPITAL, INC.
    11400 West Olympic Boulevard, Suite 1200
    Los Angeles, California 90064
--------------------------------------------------------------------------------

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                                                      -----------------------
    SOURCE CAPITAL, INC.
                                                             BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                               CMSS
                                                      -----------------------

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